                              State of Delaware                      EXHIBIT 3.1

                                                            PAGE 1
                    OFFICE OF THE SECRETARY OF STATE
                    --------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "SABRATEK DELAWARE CORPORATION", FILED IN THIS OFFICE ON THE FOURTH DAY OF DECEMBER, A.D. 1991, AT 10 O'CLOCK A.M.


















                                         /s/ Edward J. Freel
                                         --------------------------------------
                             [SEAL]      Edward J. Freel, Secretary of State

2280692 8100                             AUTHENTICATION: 7946373

960140287                                          DATE: 05-15-95

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 10:00 AM 12/04/1991
                                                          721338048 - 2280692

                          CERTIFICATE OF INCORPORATION

                                       OF

                         SABRATEK DELAWARE CORPORATION

                                   ARTICLE I.

The name of this Corporation is Sabratek Delaware Corporation (the
"Corporation").

                                  ARTICLE II.

The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent is The Corporation Trust Company.

                                  ARTICLE III.

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE IV.

The total number of shares of stock which the Corporation shall have authority to issue is 10,000,000 shares, consisting of 9,000,000 shares of common stock, par value $.01 per share ("Common Stock") and 1,000,000 undesignated shares, par value of $.01 per share. The Board may, from time to time, by an affirmative vote of a majority of the directors present at a duly called meeting, establish by resolution from the undesignated shares one or more classes or series of shares, designate each such class or series and fix the relative rights and preferences of each such class or series.

                                   ARTICLE V.

The name and mailing address of the incorporator and the person to serve as director until the first annual meeting of shareholders or until his successors are elected and qualified is:

            NAME                       MAILING ADDRESS
            ----                       ---------------

K.S. Padda                             Sabratek Corporation
                                       1901 North Clybourn Avenue
                                       Chicago, Illinois 60614


                                  ARTICLE VI.

Election of directors need not be by written ballot.

                                 ARTICLE VII.

The Corporation shall be managed by the Board of Directors, which shall exercise all powers conferred under the law of the State of Delaware including without limitation the power:

       (a) To hold meetings, to have one or more offices, and to keep the books of the Corporation, except as otherwise expressly provided by law, at such places, whether within or without the State of Delaware, as may from time to time be designated by the Board.

       (b) To adopt, amend, or repeal bylaws of the Corporation, subject to the reserved power of the stockholders to adopt, amend, or repeal bylaws.

       (c) To accept or reject subscriptions for and to allot share of stock of the Corporation and to dispose of shares of authorized stock of the Corporation, including the power to grant stock options and warrants, without action by the stockholders and upon such terms and conditions as may be deemed advisable by the Board of Directors in the exercise of its discretion, except as it is otherwise limited by law.

       (d) To issue, sell or otherwise dispose of bonds, debentures, certificates of indebtedness and other securities, including those convertible into stock, without action by the stockholders and for such consideration and upon such terms and conditions as may be deemed advisable by the Board of Directors in the exercise of its discretion, except as it is otherwise limited by law.

                                 ARTICLE VIII.

       A. The Corporation shall indemnify to the full extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (whether civil or criminal, administrative or investigative (other than an action by or in the right of the Corporation)) by reason of the fact that he is or was a director of officer of the Corporation or by reason by the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity; provided, however, that the Corporation shall not indemnify any director or officer in connection with any action by such director or officer against the Corporation unless the Corporation shall have consented to such action. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment or repeal of this paragraph A of Article VII shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omission occurring prior to such amendment or repeal.

       B. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director, except to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this paragraph B of Article VIII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

       C. In furtherance and not in limitation of the powers conferred by statute:

           (i) the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of law; and

           (ii) the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

                                  ARTICLE IX.

The Corporation reserves the right to amend, alter, change, or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

The undersigned, being the incorporator hereinbefore named, for the purpose of forming a Corporation pursuant to the General Corporation Law of the State of Delaware, do hereby make this Certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this 26th day of November, 1991.



                                  /s/ K.S. Padda
                                  -------------------------------
                                  K.S. Padda
                                  Incorporator

                                State of Delaware
                                                            PAGE 1
                       Office of the Secretary of State
                       --------------------------------


      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP WHICH MERGES:

      "SABRATEK CORPORATION", A ILLINOIS CORPORATION.

      WITH AND INTO "SABRATEK DELAWARE CORPORATION" UNDER THE NAME OF "SABRATEK CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FOURTH DAY OF DECEMBER, A.D. 1991, AT 10:01 O'CLOCK A.M.



                                    [SEAL]









                                                /s/ Edward J. Freel
                             [SEAL]      -----------------------------------
                                         Edward J. Freel, Secretary of State

2280692     8100M                        AUTHENTICATION: 7946372

960140287                                          DATE: 05-15-96

                                                          STATE OF DELAWARE
                                                            SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 10:01 AM 12/04/1991
                                                           721338049 - 2280692


                            CERTIFICATE OF OWNERSHIP
                                 AND MERGER OF
                              SABRATEK CORPORATION
                                      INTO
                         SABRATEK DELAWARE CORPORATION

      Pursuant to Section 253 of the Delaware General Corporation Law and
Section 11.35 of the Illinois Business Corporation Act, Sabratek Corporation, an Illinois corporation (the "Illinois Parent"), the holder of 100% of the outstanding common stock of Sabratek Delaware Corporation (the "Delaware Subsidiary"), and the Delaware Subsidiary, a Delaware corporation, hereby adopt this Certificate of Ownership and Merger for the purpose of merging the Illinois Parent into the Delaware Subsidiary and do hereby certify that:

      FIRST: A copy of the joint resolution of the Illinois Parent's Board of Directors and shareholders authorizing the merger, adopted November 25, 1991, is attached to and incorporated into this Certificate of Ownership and Merger, as Exhibit A.

      SECOND: The joint resolution of the Illinois Parent's Board of Directors and shareholders includes a provision for the pro rata issuance of stock of the surviving corporation (the Delaware Subsidiary) to the holders of the stock of the Illinois Parent on surrender of any certificates therefor.

      THIRD: The proposed merger has been adopted, approved, certified, executed and acknowledged by the Illinois Parent in accordance with the laws of the State of Illinois.

      FOURTH: A copy of the Consent Resolutions of the First Board of Directors of Sabratek Delaware Corporation authorizing the merger, adopted November 25, 1991, is attached to and incorporated into this Certificate of Ownership and Merger, as Exhibit B.

      FIFTH: The proposed merger has been adopted, approved, certified, executed and acknowledged by the subsidiary corporation (Sabratek Delaware) in accordance with the laws of the State of Delaware.

      SIXTH: Sabratek Delaware Corporation shall be the surviving corporation. As provided in said resolutions, upon the effectiveness of this merger, the name of the surviving corporation shall automatically change to Sabratek Corporation.


      IN WITNESS WHEREOF, the undersigned signatures shall constitute the affirmation or acknowledgment of the signatory, under penalties of perjury, that the instrument is the signatory's act and deed and that the facts stated herein are true.

     IN WITNESS WHEREOF, the Merger Agreement, having first been duly approved by the Boards of Directors of Sabratek Illinois and Sabratek Delaware, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized.

ATTEST:                               Sabratek Corporation
                                      An Illinois corporation




By  Doron Levitas                     By K. S. Padda
   -------------------------             ----------------------------
   Doron Levitas                         K. S. Padda
   Its Assistant Secretary               Its Vice President of Finance



ATTEST:                               Sabratek Delaware Corporation
                                       A Delaware corporation




By  Doron Levitas                     By K. S. Padda
   --------------------------            -------------------------------
   Doron Levitas                         K. S. Padda
   Its Assistant Secretary               Its Vice President of Finance

                          JOINT CONSENT RESOLUTIONS OF
                   THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
                              SABRATEK CORPORATION


     The undersigned, being all of the members of the Board of Directors and all of the shareholders of Sabratek Corporation, an Illinois corporation (the "Company"), hereby take the following action by written consent, effective as of November 25, 1991:

(1) WHEREAS, the Company was incorporated on December 29, 1989, and the officers and directors of the Company have taken certain actions on behalf of the Company since the date of incorporation in furtherance of the Company's business objectives; and

     WHEREAS, the Company has failed to adequately document the authority of such officers and directors to take such actions; and

     WHEREAS, the Company desires to document such authorizations;

     RESOLVED, that the following actions are hereby authorized, approved, ratified and confirmed in all respects:

      (a)  The appointment of Doron Levitas as President and Vice
           President of Operations of the Company effective as of December 29, 1989; the appointment of K. S. Padda as Vice President of Finance and Secretary of the Company effective as of December 29, 1989; the appointment of Alan E. Jordan as Vice President of Sales and Marketing and as a director of the Company effective as of January 1, 1991; and the appointment of Alan E. Jordan as President of the Company effective as of September 1, 1991.


      (b) The execution of an employment agreement between the Company and Alan E. Jordan and, pursuant thereto, the grant of an option on February 1, 1991 to purchase 4.5 shares of Common Stock of the Company for an aggregate exercise price of $112,500, exercisable for three years from the date of grant.

      (c) The issuance of 25 shares of Common Stock to Doron Levitas on December 29, 1989 for an aggregate purchase price of $28,028; the issuance of 41.375 shares of Common Stock to K. S. Padda on January 10, 1990 for an aggregate purchase price of $28,053; the issuance of
           16.375 shares of Common Stock to Doron Levitas on May 15, 1990 for an aggregate purchase price of $25; the issuance of 0.25 shares of Common Stock to Ardath Berliant on December 12, 1990 for an aggregate purchase price of $2,500; the issuance of 5.5 shares of Common Stock to Alan E. Jordan on August 15, 1991 as compensation for past services valued at $6,285; the issuance of 7 shares of Common Stock to Kulwant Sandhu on August 15, 1991 as compensation for a direct loan to the Company and the guaranty of certain other bank loans, which services were valued at $7,994; and the issuance of 4.5 shares of Common Stock to Alan E. Jordan on October 16, 1991 pursuant to the exercise of Mr. Jordan's option for an aggregate purchase price of $112,500 paid in the form of a promissory note;

         (d) The execution of the manufacturing and distribution services agreement between the Company and Automatic Systems Developers, Incorporated.

         (e) The execution of distribution agreements between the Company and various medical products distributors in accordance with the Company's form distribution agreement, modified as deemed appropriate by the officers of the Company.

         (f) The purchase by the Company of 66-2/3% of the outstanding common stock of DAK-Tech, Ltd., and the execution of the product development agreement between the Company and DAK-Tech, Ltd.


       RESOLVED FURTHER, that all other acts of any officer or director of the Company from the date of the Company's incorporation to the date hereof are hereby authorized, approved, ratified and confirmed in all respects.


(2)   WHEREAS, the Company desires to reincorporate in the State of Delaware;
and


      WHEREAS, the Board of Directors and all of the shareholders of the Company deem it to be advisable and in the best interests of the Company to reincorporate in the State of Delaware;

      RESOLVED, that the President or the Vice President of Finance of the Company, or any of them, are authorized, empowered and directed, in the name of and on behalf of the Company, to take all actions that they deem necessary or appropriate to form a wholly owned subsidiary corporation of the Company named Sabratek Delaware Corporation, a Delaware corporation ("Sabratek Delaware"), including subscribing and paying for 100 shares of Common Stock of Sabratek Delaware at a price of $1.00 per share for a total price of $100.

      RESOLVED FURTHER, that the Board of Directors and all of the shareholders of the Company hereby approves and adopts in all respects the proposed Agreement and Plan of Merger between the Company and Sabratek Delaware to be dated as of November 25, 1991, in substantially the form attached hereto as Exhibit A (the "Merger Agreement"), with such changes and additions as shall be approved by the President or Vice President of Finance of the Company, pursuant to which, among other things, each share of Common Stock of the Company issued and outstanding immediately prior to the effective date of the merger shall be changed and converted into thirty thousand (30,000) fully paid and nonassessable shares of Common Stock of Sabratek Delaware, and each share of Common Stock of Sabratek Delaware issued and outstanding immediately prior to the effective date of the merger shall be canceled and returned to the status of authorized but unissued shares; and that the President or Vice President of Finance of the Company, or any of them, are hereby authorized, empowered and directed, in the name of and on behalf of the Company, to execute and deliver the Merger Agreement and any related agreements; and that appropriate officers of the Company are authorized to do and perform all such acts and things, as any of them may deem necessary or appropriate to effectuate the purpose of the Merger Agreement.

      RESOLVED FURTHER, That wherever in these resolutions any officer of the Company is authorized to take any action which he or she deems necessary, proper, advisable or required, the signing or execution by such officer of any instrument or the taking of any such action shall be conclusive evidence that he or she deems the action to be necessary, proper, advisable or required.

      RESOLVED FURTHER, That all acts of the officers of the Company previously performed with respect to the Merger Agreement are hereby ratified, confirmed and approved in all respects.

                                       /s/ Alan E. Jordon
                                       --------------------------
                                       Alan E. Jordon
                                       Director and Shareholder


                                       /s/ K.S. Padda    11/29/91
                                       --------------------------
                                       K.S. Padda
                                       Director and Shareholder


                                       /s/ Doron Levitas 11-29-91
                                       --------------------------
                                       Doron Levitas
                                       Director and Shareholder


                                       /s/ Ardath Berliant
                                       --------------------------
                                       Ardath Berliant
                                       Shareholder


                                       /s/ Kulwant Sandhu
                                       --------------------------
                                       Kulwant Sandhu
                                       Shareholder

                                                                       EXHIBIT B



                        JOINT CONSENT RESOLUTIONS OF THE
                   BOARD OF DIRECTORS AND SOLE SHAREHOLDER OF
                         SABRATEK DELAWARE CORPORATION


     The undersigned, being all of the members of the Board of Directors and sole shareholder of Sabratek Delaware Corporation, a Delaware corporation (the "Corporation"), hereby adopt the following resolutions by written consent effective December 2, 1991:


     RESOLVED, that the Board of Directors and all of the stockholders of the Corporation hereby approve and adopt in all respects the proposed Agreement and Plan of Merger between the Corporation and Sabratek Corporation to be dated as of December 2, 1991, in substantially the form attached hereto as Exhibit A (the "Merger Agreement"), with such changes and additions as shall be approved by the President or Vice President of Finance of the Company, pursuant to which, among other things, each share of the Common Stock of Sabratek Corporation, an Illinois corporation, shall be changed and converted into thirty thousand (30,000) fully paid and nonassessable shares of the Corporation, and each share of Common Stock of the Corporation issued and outstanding immediately prior to the effective date of the merger shall be canceled and returned to the status of authorized but unissued shares; and that the President and Vice President of Finance of the Corporation or any of them, are hereby authorized, empowered and directed, in the name of and on behalf of the Corporation to execute and deliver the Merger Agreement and any related agreements; and that appropriate officers of the Corporation are authorized to do and perform all such acts and things, as any of them may deem necessary or appropriate to effectuate the purpose of the Merger Agreement; and

     RESOLVED, That upon the effectiveness of this merger, the name of the surviving corporation shall automatically change to Sabratek Corporation.

     RESOLVED, That wherever in these resolutions any officer of the Corporation is authorized to take any action which he or she deems necessary, proper, advisable or required, the signing or execution by such officer of any instrument or the taking of any such action shall be conclusive evidence that he or she deems the action to be necessary, proper, advisable or required; and

     RESOLVED, That all acts of the officers of the Corporation previously performed with respect to the Merger Agreement are hereby ratified, confirmed and approved in all respects.

                                                    /s/ Alan E. Jordan
                                                    ----------------------------
                                                    Alan E. Jordan


                                                    /s/ K.S. Padda
                                                    ----------------------------
                                                    K.S. Padda


                                                    /s/ Doron Levitas
                                                    ----------------------------
                                                    Doron Levitas



                                                    Sabratek Corporation

                                                    By:
                                                       -------------------------
                                                    Alan E. Jordan

                                                    Its: President

                              State of Delaware

                      OFFICE OF THE SECRETARY OF STATE
                      --------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "SABRATEK CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1992, AT 10 O'CLOCK A.M.















                                            /s/ Edward J. Freel
                             [SEAL]         -----------------------------------
                                            Edward J. Freel, Secretary of State

2280692    8100                               AUTHENTICATION: 7946371

960140287                                               DATE: 05-15-96

                           CERTIFICATE OF DESIGNATION

                                       OF

                             SABRATEK CORPORATION

     Pursuant to Section 151 of the General Corporation Law of the State of Delaware, Sabratek Corporation, a Delaware corporation (the "Corporation"), hereby adopts this Certificate of Designation for the purpose of designating shares of undesignated stock and does hereby certify that:

     FIRST: That at a meeting of the Board of Directors of the Corporation held on October 14, 1992, resolutions were duly adopted setting forth a Certificate of Designation of Nonvoting Common Stock of the Corporation. The resolution setting forth the designation is as follows:

             RESOLVED, that the attached Certificate of Designation of Nonvoting Common Stock designating 400,000 shares of the Company's undesignated shares to be shares of nonvoting common stock is hereby approved and adopted, and the officers of the Company are hereby authorized and directed to file such Certificate of Designation with the Secretary of State of Delaware and take all such other actions necessary to cause the same to become effective.

     SECOND: That the Certificate of Designation of Nonvoting Common Stock, as attached to the above referenced resolution, and as approved and adopted by the Board of Directors of the Corporation is attached hereto as Exhibit A.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Corporation has caused this Certificate of Designation to be signed by K. S. Padda, its Chief Executive Officer and Doron Levitas, its Secretary, this 27th day of November, 1992.



                                           SABRATEK CORPORATION


                                           By: /s/ K. S. Padda
                                              ----------------------------
                                               K. S. Padda
                                               Chief Executive Officer
Attested:

By:/s/ Doron Levitas
   -------------------
   Doron Levitas
   Secretary

STATE OF ILLINOIS               )
                                ) SS.
COUNTY OF COOK                  )


     K. S. Padda, Chief Executive Officer and Doron Levitas, Secretary of Sabratek Corporation, a Delaware corporation, being first duly sworn on oath, deposes and says that they are the aforementioned Officers; that they executed the foregoing Certificate of Designation as such Officers and know the contents thereof, and that said contents are true.


                                  /s/ K. S. Padda
                                  --------------------------------
                                  K. S. Padda

                                  /s/ Doron Levitas
                                  --------------------------------
                                  Doron Levitas

     SUBSCRIBED in my presence and sworn to before me this 27th day of November, 1992.


                                  /s/ Juanita C. Todd
                                  --------------------------------
                                  Notary Public


My commission expires:
                                           "OFFICIAL SEAL"
                                           JUANITA C. TODD
   11-17-93                     Notary Public, State of Illinois
  ----------                       My Commission Expires 11/17/93

                                                                       EXHIBIT A

                         CERTIFICATE OF DESIGNATION OF
                             NONVOTING COMMON STOCK
                                       OF
                              SABRATEK CORPORATION


Of the one million (1,000,000) undesignated shares which the Corporation is authorized to issue under its Certificate of Incorporation, four hundred thousand (400,000) of such shares will be classified as shares of nonvoting common stock of the Corporation. The holder of shares of nonvoting common stock will not be entitled to vote such shares on any matter submitted to the stockholders of the Corporation. Otherwise the shares of nonvoting common stock will have the same rights and preferences as, and will be equal in all respects to, shares of the Corporation's voting common stock.

In the event the Corporation registers any of its securities under the Securities Act of 1933, upon effectiveness of such registration and thereafter the shares of nonvoting common stock will have the same voting rights as and will otherwise be treated in all respects identical to the shares of voting common stock of the Corporation.

In the event of a merger or consolidation of the Corporation with any other corporation or limited liability company, and the shares of voting common stock of the Corporation outstanding immediately before such merger or consolidation (and the securities exchanged therefor and/or distributed thereon as a result of such merger or consolidation) constitute less than a majority of the voting power of the capital stock of the surviving corporation outstanding immediately after such merger or consolidation, the shares of nonvoting common stock will be treated in all respects identical to the shares of voting common stock of the Corporation under the terms of such merger or consolidation, and thereafter (to the extent they remain outstanding) will have the same voting rights as and will otherwise be treated in all respects identical to the shares of voting common stock of the Corporation.

In the event the Corporation sells substantially all of its assets, upon effectiveness of such sale of assets and thereafter the shares of nonvoting common stock will have the same voting rights as and will otherwise be treated in all respects identical to the shares of voting common stock of the Corporation.

For purposes of the preceding two paragraphs, a series of related transactions will constitute a single transaction.

                              State of Delaware

                      OFFICE OF THE SECRETARY OF STATE
                      --------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "SABRATEK CORPORATION", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF SEPTEMBER, A.D. 1994 AT 1 O'CLOCK P.M.

















                                         /s/ Edward J. Freel
                                         -----------------------------------
                                         Edward J. Freel, Secretary of State

2280692   8100                           AUTHENTICATION: 7946370

960140287                                         DATE: 05-15-96

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              SABRATEK CORPORATION

        SABRATEK CORPORATION, a corporation duly organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

        FIRST: The name of the corporation is SABRATEK CORPORATION and the Certificate of Incorporation was filed with the Secretary of State of Delaware on December 4, 1991, a Certificate of Ownership and Merger was filed on December 4, 1991, and a Certificate of Stock Designation was filed on December 23, 1992,

        SECOND: That the Board of Directors of SABRATEK CORPORATION duly adopted on August 25, 1994 the following resolutions setting forth proposed amendments to the Certificate of Incorporation of the Corporation declaring said amendments to be advisable and recommending their adoption by the stockholders of said Corporation. The resolutions setting forth the proposed amendment are as follows:

                 RESOLVED, that, the Board of Directors of the Company deems it in the best interests of the Company to amend its Certificate of Incorporation to provide for an authorized capital consisting of 22,000,000 shares of capital stock of which 15,000,000 shall be shares of Common Stock, $.01 par value per share and 7,000,000 shares of Preferred Stock, $.01 par value per share;

                 FURTHER RESOLVED, that the following proposal to amend the Company's Articles of Incorporation as aforesaid be submitted to the shareholders of the Company for their approval at the Special Meeting:

        Article IV of the Company's Certificate of Incorporation shall be deleted in its entirety and replaced with the following:

                                  ARTICLE IV


        4.1. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 22,000,000 shares.

        4.2. All shares when issued shall be fully paid and nonassessable. The private property of shareholders shall not be liable for corporate debts.

        4.3. Of the authorized shares, 15,000,000 shall be shares of common stock with a par value of $.01 per share (the "Common Stock").

        4.4. Of the authorized shares, 7,000,000 shall be shares of preferred stock, with a par value of $.01 per share (the "Preferred Shares"). The designations of the Preferred Shares and the powers, preferences, qualifications, limitations or restrictions, and relative rights thereof shall be as follows:

        4.5. The board of directors is expressly authorized at any time and from time to time to provide for the issuance of the Preferred Shares in one or more series, with such voting powers and with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, including (but without limiting the generality of the foregoing) the following:

        (a)  the designation of such series;

        (b) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of any class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

        (c) whether the shares of such series may be redeemed by the Corporation, and, if so, the terms, prices and other terms and conditions of such redemption;

        (d) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

        (e) whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

        (f) the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Shares ranking on a parity with or prior to such shares as to dividends or upon dissolution; and

        (g) the rights of holders of the shares of such series upon the liquidation or the distribution of assets of the Corporation, which rights may be different in the case of a voluntary liquidation than in the case of an involuntary liquidation.

        4.6. Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the board of directors creating any series of Preferred Shares, the holders of any such series shall have no voting power whatsoever.

        4.7. Each share of common stock shall be entitled to one vote, either in person or by proxy, at all shareholder meetings.

        4.8. Cumulative voting shall not be allowed in the election of directors.

        4.9. All outstanding shares of common stock shall share equally in dividends and upon liquidation subject to the rights of any Preferred Shares. Dividends are payable at the discretion of the Board of Directors at such times and in such amounts as it deems advisable, subject to the rights of any Preferred Shares and the provisions of the Delaware General Corporation Law.

        4.10. The Board of Directors may cause any stock issued by the Corporation to be issued subject to such lawful restrictions, qualifications, limitations, or special rights as it deems appropriate, which restrictions, qualifications, limitations or special rights may be created by provisions in the bylaws of the corporation or in the minutes of any properly convened meeting of the Board of Directors. Notice of such special restrictions, qualifications, limitations or special rights, however, must appear on the certificate evidencing ownership of such stock.

        THIRD: That said amendments have been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware at a meeting of the stockholders held on the 8th day of September, 1994, all in accordance with the provisions of Section 242 of the General Corporation Law.

        IN WITNESS WHEREOF, SABRATEK CORPORATION has caused this Certificate to be signed by K. Shan Padda, its President, and attested to by Scott Skooglund, its Assistant Secretary, this 16th day of September, 1994.


                                        SABRATEK CORPORATION


                                        By:  K. Shan Padda
                                           ------------------------------
                                             K. Shan Padda, Chairman

ATTEST:

          Scott Skooglund
- -----------------------------------------
Scott Skooglund, Assistant Secretary

                              State of Delaware
                                                                PAGE 1

                       OFFICE OF THE SECRETARY OF STATE


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "SABRATEK CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF SEPTEMBER, A.D. 1994, AT 3:45 O'CLOCK P.M.






                                    [SEAL]
                                                Edward J. Freel
                                            -------------------------------
                                            Edward J. Freel, Secretary of State

                                            AUTHENTICATION:  7946369

                                                      DATE:  05-15-96

                CERTIFICATE OF DESIGNATION, PREFERENCE AND RIGHTS
                                       of
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       of
                             SABRATEK CORPORATION

                             ---------------------

        Sabratek Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"),

        DOES HEREBY CERTIFY:

        That, pursuant to authority conferred upon the Board of Directors of this Corporation (the "Board of Directors") by the Certificate of Incorporation, as amended, of this Corporation, and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code, the Board of Directors, by unanimous written consent of its members dated September 21, 1994, adopted a resolution providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of Seven Million (7,000,000) shares of the Corporation's Preferred Stock, par value one cent ($.01) per share, which resolution is as follows:

RESOLVED: That pursuant to the authority granted to and vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, as amended, of this Corporation, the Board of Directors hereby designates a series of Preferred Stock, par value $.01 per share, and hereby fixes the designation and number of shares, and the relative rights, preferences, and limitations thereof (in addition to any provisions set forth in the Certificate of

          Incorporation which are applicable to preferred stock of all classes and series) as follows:

        Series A Convertible Preferred Stock. The preferences, privileges and restrictions granted to or imposed on the Corporation's Series A Convertible Preferred Stock, par value $.01 per share, or the holders thereof, are as follows:

        Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be Seven Million (7,000,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

        Section 2.  Voting Rights.

        (a) General. Except as may be otherwise required by law, the holders of Series A Preferred Stock shall vote together with all other classes and series of stock of the Corporation, and not as a separate class or series, on all actions to be taken by the stockholders of the Corporation and shall have such additional voting rights as provided in this Certificate of Designation or provided by law. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of common stock, par value $.01 per share ("Common Stock"), of the Corporation (including fractions of a share) into which each share of such Series A Preferred Stock is then convertible on the record date for the determination of the stockholders entitled to vote on such matters, or, if no such record date is established, in accordance with the Delaware General Corporation Law.

        (b) Written Consent. Except as otherwise required by law, in any case in which an affirmative vote of the holders of record of a proportion of the Series A Preferred Stock is required under this Certificate of Designation, the written consent (which may be in the form of a written consent action pursuant to the Delaware General Corporation Law or in another form evidencing such consent) of the holders of record of such proportion of the shares of Series A Preferred Stock shall be deemed equivalent to such a vote.

        (c) Director Election Right. The holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately, shall be entitled to elect one (1) director of the Corporation (the "Series A Director"). At any annual or special meeting of the Corporation (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or by written consent) of the holders of a majority of the outstanding shares of Series A Preferred Stock shall constitute a quorum for the election of the Series A Director.

Any director elected by the holders of the Series A Preferred Stock may be removed during his or her term of office, with or without cause, by and only by, the affirmative vote or written consent of the holders of a majority of the outstanding shares of the Series A Preferred Stock. A vacancy in the seat held by the Series A Director shall be filled by vote or written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock. The Corporation shall not fix the number of directors to exceed nine.

Section 3.  Dividends.

(a) Computation of Cumulative Dividends. The holders of the outstanding shares of Series A Preferred Stock shall be entitled to receive, as, when and if declared by the Board of Directors out of any funds legally available therefor, cumulative dividends at the annual rate of $0.075 per share. Such dividends shall accrue from day to day on each share of Series A Preferred Stock from the date of original issuance of such share, whether or not earned or declared, and shall accrue until paid upon conversion of the Series A Preferred Stock pursuant to Section 5 hereof or upon liquidation, dissolution or winding up of the Corporation within the meaning of Section 4 hereof.

All numbers relating to the calculation of cumulative dividends shall be subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the terms of the Series A Preferred Stock.


Such dividends on the Series A Preferred Stock shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof has not been set aside, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set aside for the Common Stock.

(b) Restrictions on Distributions. Unless all accrued dividends on each share of the Series A Preferred Stock shall have been paid or declared and a sum sufficient for the payment thereof set aside, no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock (other than a dividend on Common Stock payable solely in the form of additional shares of Common Stock).

Section 4.  Liquidation Rights.

(a) Treatment at Liquidation, Dissolution or Winding Up. The Series A Preferred Stock shall be preferred as to assets over the Common Stock of the Corporation. In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, the holders of Series A Preferred Stock shall be entitled to have set apart for them, or to be paid, out of the assets of the

Corporation available for distribution to stockholders, and before any distribution or payment is made to any holders of any shares of Common Stock or any other class or series of capital stock of the Corporation, an amount equal to the greater of:

     (i) $1.50 per share of Series A Preferred Stock (which amount shall be subject to equitable adjustment in the event of a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Company with respect to the Series A Preferred Stock) plus all accrued and unpaid dividends thereon, whether or not earned or declared, up to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up; or

     (ii) Such amount per share of Series A Preferred Stock as would have been payable had each such share been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 5 hereof.

If, upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution among the holders of the Series A Preferred Stock shall be insufficient to permit payment to such holders of the full preferential amounts as provided for above, then such holders shall share ratably in any distribution of available assets according to the respective amounts which would otherwise be payable with respect to the shares of Series A Preferred Stock held by them upon such liquidating distribution if all amounts payable on or with respect to said shares were paid in full, based upon the aggregate liquidation value of the Series A Preferred Stock.

After such payment shall have been made in full to the holders of the Series A Preferred Stock, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series A Preferred Stock so as to be available for such payment, the remaining assets available for distribution shall be distributed ratably among the holders of the Common Stock.

The amounts to be paid or set aside for payment as provided above in this
Section 4 shall be proportionately increased or decreased in inverse relation to the change in the number of outstanding shares resulting from any consolidation or combination of capital stock, stock-split, stock dividend, subdivision of shares, recapitalization, reclassification or similar event (a "Recapitalization Event").

(b) Deemed Liquidation. For purposes of this Section 4 any of the following transactions shall be deemed to be a liquidation, dissolution or winding up:
(1) a consolidation or merger of the Corporation with or into any other corporation or corporations, (2) a sale or other disposition of all or substantially all of the assets of the

Corporation, and (3) the issuance and/or sale by the Corporation of shares of Common Stock (or securities convertible into shares of Common Stock) in a single or integrated transaction constituting a majority of the shares of Common Stock outstanding immediately following such issuance (treating all securities convertible into shares of Common Stock as having been fully converted and all options and other rights to acquire shares of Common Stock or securities convertible into shares of Common Stock as having been fully exercised); provided, however, that none of the foregoing transactions shall be deemed to be a liquidation, dissolution or winding up for purposes of this paragraph if an election to do so shall have been approved by an affirmative vote of holders of record of a majority of the shares of Series A Preferred Stock then outstanding.

Section 5. Conversion Rights.

(a) General. Subject to the terms and conditions set forth in this Section (5), each holder of record of any share of Series A Preferred Stock may, at any time (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable with respect to the Series A Preferred Stock), upon surrender to the Corporation of the certificate(s) therefor at the principal office of the Corporation or at such other place as the Corporation shall designate, convert all or any part of such holder's share(s) of Series A Preferred Stock. Upon any conversion pursuant to this Section 5(a), each share of Series A Preferred Stock to be converted shall be converted into the number of fully paid and nonassessable shares of Common Stock determined by dividing $1.50 by the then effective Conversion Price, as adjusted pursuant to subsection (b) of this Section 5, in effect as of the effective date of such conversion. The initial "Conversion Price" shall be $1.50.

(b) Adjustments. The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted shall be subject to the following adjustments:

        (i) Upon Issuances of Common Stock or Common Stock Equivalents. If the Corporation shall issue or sell any shares of its Common Stock or Common Stock Equivalents (as hereinafter defined), except as set forth more particularly in Section 5(b)(iv), at a price per share which is less than the Conversion Price in effect immediately prior to such issuance or sale, then in each case the Conversion Price shall be reduced, upon such issuance or sale, to a price determined by dividing (a) the sum of
        (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale (calculated on a fully diluted basis assuming the exercise or conversion of all then exercisable options, warrants, purchase rights or convertible securities), multiplied by the Conversion Price in effect immediately prior to such issuance or sale, plus (ii) the consideration received by the Corporation upon such issuance or sale, by (b) the number of shares of Common Stock outstanding immediately after such issuance or sale (calculated on a fully diluted basis assuming the exercise or conversion of all then exercisable options, warrants, purchase rights or convertible securities); and in the event of such an adjustment of the Conversion Price, the number of shares of Common Stock into which each share of such Series A Preferred Stock may be converted shall be increased to a number determined by dividing (a) the Conversion Price in effect immediately before the foregoing adjustment by (b) the Conversion Price in effect immediately after the foregoing adjustment. Each such adjustment of the Conversion Price shall be calculated to the nearest cent, and as applicable, to the nearest hundredths place and nearest whole share.

        As used herein, the term "Common Stock Equivalents" includes any securities convertible into or exchangeable for shares of Common Stock, or any warrants, options, subscriptions or purchase rights with respect to such Common Stock or convertible or exchangeable securities.

        (ii) Upon Issuances of Warrants, Options, and Common Stock Equivalents. For the purposes of this Section 5(b), if the Corporation shall issue or sell any Common Stock Equivalents (except as set forth more particularly in Section 5(b)(iv)), the maximum total number of shares of Common Stock issuable upon exercise of such rights or the exchange and conversion of such Common Stock Equivalents shall thereupon be deemed to have been issued and to be outstanding, and the consideration received by the Corporation therefor shall be deemed to include the sum of the consideration received for the issue of such rights and the minimum additional consideration payable upon the exercise of such rights or the exchange and conversion of such Common Stock Equivalents. No further adjustment of the Conversion Price adjusted upon the issuance of such rights shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or the exchange and conversion of such Common Stock Equivalents. If the provisions of any rights described in this Section 5(b) with respect to the purchase price of shares of Common Stock or the number of shares purchasable shall change or expire or if the purchase price thereunder shall decrease or the number of shares purchasable thereunder increase, any adjustment previously made hereunder for such rights with respect to Series A Preferred Stock not yet converted shall be readjusted as of the date of issuance of such rights to such as would have obtained on the basis of the rights as modified by such change or expiration (except for the operation of any anti-dilutive provisions thereof).

        (iii) Consideration. In case the Corporation shall issue shares of its Common Stock or Common Stock Equivalents for a consideration wholly or partly other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair market value of such consideration as determined reasonably and in good faith by the Board of Directors of the Corporation.

        In case Common Stock shall be deemed to have been issued upon the issuance by the Corporation of any right to acquire such Common Stock in connection with the issue or sale of other securities or assets of the Corporation, together comprising one integrated transaction, such rights shall be deemed to have been issued for such portion of the consideration received as may be reasonably determined in good faith by the Board of Directors to be allocable thereto.

        Consideration received by the Corporation for issuance of its Common Stock shall be determined in all cases without deduction therefrom of any expenses, underwriting commissions or concessions incurred in connection therewith which are reasonable and customary with respect to that particular transaction.

        (iv) Exceptions to Anti-Dilution. Anything herein notwithstanding, no adjustments in the number of shares of Common Stock deliverable upon conversion of the Series A Preferred Stock as set forth in this Section 5 shall be made by reason of or in connection with the issuance of shares of Common Stock (including options to purchase such shares whether such options are issued before, at the same time as or after the authorization of the Series A Preferred Stock) pursuant to employee stock option agreements, employee stock option or stock purchase plans adopted by the Board of Directors of the Corporation for the issuance of shares of Common Stock to employees or consultants, up to a maximum of 2,000,000 shares of Common Stock in the aggregate.

        (v) Changes in Common Stock: Capital Reorganization or Reclassification. If the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a lesser number of shares, or issue additional shares of Common Stock as a dividend or other distribution on its Common Stock, or reorganize or reclassify its shares of Common Stock into any other shares of the Corporation, the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted immediately prior thereto shall be adjusted so that the holder of the shares of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive for each share of Series A Preferred Stock the number of shares of Common Stock which such holder would have owned or been entitled to receive after the happening of any of the events described above if such holder's Series A Preferred Stock had been converted immediately prior to the happening of such event, such adjustment to become effective concurrently with effectiveness of such event.

        (vi) Merger, Consolidation or Sale of Assets. If there shall be a merger or consolidation of the Corporation with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Corporation or the acquisition by the Corporation of other businesses where the Corporation survives as a going concern), or the sale of all or substantially all of the Corporation's capital stock or assets to any other person to which the provisions of Section 4(b) do not apply, then as a part of such transaction, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from the merger, consolidation or sale, to which such holder would have been entitled if such holder had converted its shares of Series A Preferred Stock immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 to the end that the provisions of this Section 5 shall be applicable after that event in as nearly equivalent a manner as may be practicable.

          (vii) Equitable Adjustments. If the Corporation takes any other action, or if any other event occurs which does not otherwise come within the scope of this Section, but which should result in an adjustment in the Conversion Price and/or the number of Common Shares into which each share of Series A Preferred Stock may be converted in order to fairly protect the conversion rights of the holders of Series A Preferred Stock, an appropriate adjustment shall be made by the Corporation.

(c) Automatic Conversion upon Public Offering. All outstanding shares of Series A Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of an underwritten public offering of the Common Stock of the Corporation on a firm commitment basis pursuant to an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, where the Corporation actually receives proceeds (before deduction of underwriting discounts and expenses of sale) of not less than $15,000,000 and the per share sales price of such securities is not less than the $4.00, as adjusted for Recapitalization Events (an "Automatic Conversion Event"). On or after the date of occurrence of an Automatic Conversion Event, and in any event within ten
(10) days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of shares of Series A Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series A Preferred Stock are converted. On the date of the occurrence of an Automatic Conversion Event, each holder of record of shares of Series A Preferred Stock shall be deemed to be the holder of record of the shares of Common Stock issuable upon such conversion and no shares of Series A Preferred Stock shall be considered outstanding, without any further action by the holders of such shares and whether or not the certificates representing such shares of Series A Preferred Stock are surrendered to the Corporation or its transfer agent.

(d) Notice of Adjustments. Upon any adjustment of the Conversion Price or the number of shares into which Series A Preferred Stock may be converted, then in each such case the Corporation shall give written notice thereof within thirty
(30) days of the occurrence of the adjustment, addressed to each registered holder of Series A Preferred Stock at the address of such holder as shown on the records of the Corporation. Such notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number or shares issuable upon the conversion of Series A Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(e) Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series A Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. The certificate or certificates for shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. As promptly as practicable after the date when such written notice is received by the Corporation (the "Conversion Date"), the Corporation shall issue and shall deliver to the holder of the shares of Series A Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this Section 5, cash in the amount of all declared but unpaid dividends on such shares of Series A Preferred Stock, up to and including the Conversion Date, and cash, as provided in Section 5(f), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(f) Cash in Lieu of Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion of shares of Series A Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series A Preferred Stock, the Corporation shall pay to the holder of the shares of Series A Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date.

Section 6.  Covenants.

(a) Restrictions and Limitations. The Corporation shall not, for so long as any shares of Series A Preferred Stock are outstanding, without the affirmative vote of the holders of record of a majority of the outstanding shares of Series A Preferred Stock, take any corporate action or otherwise amend its Certificate of Incorporation without the approval by vote or written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock if such corporate action or amendment would change any of the rights, preferences, privileges of or limitations provided for herein for the benefit of any shares of Series A Preferred Stock or materially adversely affect the rights of the holders of the Series A Preferred Stock. Without limiting the generality of the foregoing, the Corporation will not amend its Certificate of Incorporation or take any other corporate action without the approval by the holders of at a majority of the then outstanding shares of Series A Preferred Stock if such amendment or corporate action would:

        (i) Declare or pay any dividends or make any other distributions on shares of Common Stock other than dividends payable solely in Common Stock;

        (ii) Repurchase any shares of capital stock (other than pursuant to employee stock purchase, option or benefit plans or stock repurchase agreements authorized by the Board of Directors of the Corporation);

        (iii) Sell, lease or otherwise dispose of all or substantially all of its assets, or voluntarily liquidate, dissolve or wind up, merge with or consolidate into any corporation, firm or entity, except for a merger or consolidation involving (1) only a change in the state of incorporation of the Corporation, (2) a merger of the Corporation with or into a wholly-owned subsidiary of the Corporation that is incorporated in the United States of America, or (3) an acquisition by merger, reorganization or consolidation of another corporation where the Corporation is the surviving entity and operates as a going concern;

        (iv) Amend, repeal or modify any provision of, or add any provision to, the Corporation's Certificate of Incorporation or By-Laws, if such amendment would in any way affect the rights of the Series A Preferred Stock;

        (v) Authorize or create any additional shares of Preferred Stock or shares of any class or series of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series A Preferred Stock, or authorize, create or issue (other than shares currently reserved for issuance upon the exercise of outstanding warrants or options) shares of any class or series or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of the Corporation having any such preference or priority;

        (vi) Reclassify the shares of Common Stock or any other shares of stock hereafter created junior to the Series A Preferred Stock as to dividends or assets into shares of Series A Preferred Stock or into shares having any preference or priority as to dividends or assets superior to or on a parity with that of the Series A Preferred Stock; or

        (vii) Adversely affect the liquidation preferences, dividend rights, conversion rights or voting rights of the holders of the Series A Preferred Stock.

(b) Termination of Restrictions and Limitations upon Automatic Conversion Event. The provisions of Section 6(a) shall terminate upon the occurrence of an Automatic Conversion Event pursuant to Section 5(c) hereof.

(c) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon the conversion of all the then outstanding shares of Series A Preferred Stock and shall take all such action and obtain all such permits or orders as may be necessary to enable the Corporation lawfully to issue such Common Stock upon the conversion of Series A Preferred Stock.

(d) No dilution or Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of capital stock or assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock set forth herein, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Series A Preferred Stock above the amount payable therefor on such conversion, and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series A Preferred Stock from time to time outstanding.

(e) Notices of Record Date. In the event of

        (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

        (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

        (iii) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event the Corporation shall deliver or cause to be delivered to each holder of Series A Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and
(iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be delivered by facsimile transmission, hand delivery or overnight courier service to the holders of the Series A Preferred Stock at the address given to the Corporation, for notice purposes, at lease ten (10) days prior to the date specified in such notice on which such action is to be taken, except in the case of an involuntary dissolution, which notice shall be provided within three (3) days following the date upon which the Corporation receives notice of such event.

(f) No Reissuance of Series A Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation shall from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series A Preferred Stock.

(g) Certain Taxes. The corporation shall pay any issue or transfer taxes payable in connection with the conversion of the Series A Preferred Stock, provided, however, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Series A Preferred Stock.

(h) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Stock in any manner which interferes with the timely conversion or transfer of the Series A Preferred Stock or Common Stock.

Section 7.      Additional Capital Requirements

(a) Prior to an Automatic Conversion Event, the holder of each share of Series A Preferred Stock shall have the right to subscribe to any additional equity securities or securities convertible into equity securities (the "Securities") of the Corporation pro rata to their ownership of Series A Preferred Stock. No Securities shall be offered by the Corporation to any person or entity other than the holders of Series A Preferred Stock unless the Corporation shall have first complied with the applicable provisions of this
Section 7.

(b) The Board of Directors shall determine in good faith the amount of the required capital and the type and purchase price of each Security. Upon such determination, the Corporation will provide written notice of such capital requirement (a "Capital Requirement Notice") to each holder of shares of Series A Preferred Stock, which Capital Requirement Notice shall specify (i) the amount of such required equity capital, (ii) the type and number of Securities proposed to be issued by the Corporation, (iii) the purchase price per Security, (iv) the date such capital is required and (v) the use to which such capital is intended to be put.

(c) Each holder of Series A Preferred Stock may, at its option, during the ten (10) day period commencing on the date of the Capital Requirement Notice, give written notice to the Corporation of its election to purchase (and if such notice is given such holder shall purchase the amount of Securities being offered equal to the product of (i) the total amount of Securities being offered by the Corporation, multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock then owned by such holder and the denominator of which is the total number of shares of Common Stock outstanding (calculated on a fully diluted basis assuming the exercise or conversion of all then exercisable options, warrants, purchase rights or convertible securities). In the event the Corporation is offering Securities as a unit, each holder of Series A Preferred Stock electing to purchase any Securities must purchase the unit so offered.

(d) The closing the purchase and sale of Securities to the holders of Series A Preferred Stock pursuant to this Section 7 shall take place on a date specified by the Corporation, which date shall be not less than (10) nor more than thirty (30) days after the expiration of the ten (10) day period following the giving of the Capital Requirement Notice. The Corporation shall be free to offer and sell to other persons and entities sufficient Securities to satisfy such requirement, provided, however that such sale is consummated within one hundred eighty (180) days after the giving of the Capital Requirement Notice.

        IN WITNESS WHEREOF, the undersigned has signed this Certificate of Designation on behalf of the Corporation this 21 day of September, 1994.


                                        K.S. Padda
                                        -----------------------------------
                                        K.S. Padda
                                        Chairman of the Board

                               State of Delaware
                                                                        PAGE 1
                        Office of the Secretary of State
                        --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "SABRATEK CORPORATION", FILED IN THIS OFFICE ON THE TENTH DAY OF MAY, A.D. 1995, AT 10:30 O'CLOCK A.M.




                                     [SEAL]



                                        Edward J. Freel
                            [SEAL]      ------------------------------------
                                        Edward J. Freel, Secretary of State

2280692   8100                          AUTHENTICATION:  7946368

960140287                                         DATE:  05-15-96

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                    (Originally incorporated on December 4,
                   1991 under Sabratek Delaware Corporation)


        SABRATEK CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

        FIRST: Setting forth a proposed Restated Certificate of Incorporation of said corporation, declaring said Restated Certificate of Incorporation to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The proposed Restated Certificate of Incorporation is as follows: SEE ATTACHED

        SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held on March 18, 1995, upon at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

        THIRD: That said amendment duly adopted in accordance with the provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said SABRATEK CORPORATION has caused this certificate to be signed by K. Shan Padda, its Chief Executive Officer, this _____ day of April, 1995.


                                                SABRATEK CORPORATION

                                                By: /s/ K. Shan Padda
                                                   -------------------------
                                                    K. Shan Padda
                                                    Chief Executive Officer

                              AMENDED AND RESTATED
                           CERTICATE OF INCORPORATION
                                       OF
                              SABRATEK CORPORATION

                                   ARTICLE I

     The name of this Corporation is Sabratek Corporation (the "Corporation").

                                  ARTICLE II

     The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent is The Corporation Trust Company.

                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

     4.1. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 37,500,000 shares.

     4.2. All shares when issued shall be fully paid and nonassessable. The private property of shareholders shall not be liable for corporate debts.

     4.3. Of the authorized shares, 25,000,000 shall be shares of common stock with a par value of $.01 per share (the "Common Stock").

     4.4. Of the authorized shares, 12,500,000 shall be shares of preferred stock, with a par value of $.01 per share (the "Preferred Shares"). The designations of the Preferred Shares and the powers, preferences, qualifications, limitations or restrictions, and relative rights thereof shall be as follows:

     4.5. The board of directors is expressly authorized at any time and from time to time to provide for the issuance of the Preferred Shares in one or more series, with such voting powers and with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the Amended and Restated Certificate of Designation, Preference and Rights of Series A Convertible

Preferred Stock of the Corporation attached as Exhibit A hereto, or in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, including (but without limiting the generality of the foregoing) the following:

            (a) the designation of such series;

            (b) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of any class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

            (c) whether the shares of such series may be redeemed by the Corporation, and, if so, the terms, prices and other terms and conditions of such redemption;

            (d) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

            (e) whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation. and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

            (f) the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Shares ranking on a parity with or prior to such shares as to dividends or upon dissolution; and

            (g) the rights of holders of the shares of such series upon the liquidation or the distribution of assets of the Corporation, which rights may be different in the case of a voluntary liquidation than in the case of an involuntary liquidation.

     4.6. Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the board of directors creating any series of Preferred Shares, the holders of any such series shall have no voting power whatsoever.

     4.7. Each share of common stock shall be entitled to one vote, either in person or by proxy, at all shareholder meetings.

     4.8. Cumulative voting shall not be allowed in the election of directors.

         4.9. All outstanding shares of common stock shall share equally in dividends and upon liquidation subject to the rights of any Preferred Shares. Dividends are payable at the discretion of the Board of Directors at such times and in such amounts as it deems advisable, subject to the rights of any Preferred Shares and the provisions of the Delaware General Corporation Law.

         4.10. The Board of Directors may cause any stock issued by the Corporation to be issued subject to such lawful restrictions, qualifications, limitations, or special rights as it deems appropriate, which restrictions, qualifications, limitations or special rights may be created by provisions in the bylaws of the corporation, or in the minutes of any properly convened meeting of the Board of Directors. Notice of such special restrictions, qualifications, limitations or special rights, however, must appear on the certificate evidencing ownership of such stock.


                                   ARTICLE V

              Election of directors need not be by written ballot.

                                   ARTICLE VI

         The Corporation shall be managed by the Board of Directors,, which shall exercise all powers conferred under the law of the State of Delaware including without limitation the power:

           (a) To hold meetings, to have one or more offices, and to keep the books of the Corporation, except as otherwise expressly provided by law, at such places, whether within or without the State of Delaware, as may from time to time be designated by the Board;

           (b) To adopt, amend, or repeal bylaws of the Corporation, subject to the reserved power of the stockholders to adopt, amend, or repeal bylaws.

           (c) To accept or reject subscriptions for and to allot share of stock of the Corporation and to dispose of shares of authorized stock of the Corporation, including the power to grant stock options and warrants, without action by the stockholders and upon such terms and conditions as may be deemed advisable by the Board of Directors in the exercise of its discretion, except as it is otherwise limited by law.

           (d) To issue, sell or otherwise dispose of bonds, debentures, certificates of indebtedness and other securities, including those convertible into stock, without action by the stockholders and for such consideration and upon such terms and conditions as may be deemed advisable by the Board of Directors in the exercise of its discretion, except as it is otherwise limited by law.

                                  ARTICLE VII

     7.1 The Corporation shall indemnifY to the full extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (whether civil or criminal, administrative or investigative (other than an action by or in the right of the Corporation)) by reason of the fact that he is or was a director or officer of the Corporation or by reason by the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity; provided, however, that the Corporation shall not indemnify any director or officer in connection with any action by such director or officer against the Corporation unless the Corporation shall have consented to such action. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may he entitled by law. No amendment or repeal of this paragraph A of Article VII shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omission occurring prior to such amendment or repeal.

     7.2 No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director, except to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this paragraph B of Article VIII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

      7.3 In furtherance and not in limitation of the powers conferred by statute:

           (a) the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of law; and

           (b) the Corporation may create a trust fund, grant a security interest and/or use other names (including, without limitation, letters of credit surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided herein, or elsewhere.

                                  ARTICLE VIII

      The Corporation reserves the right to amend, alter, change, or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescibed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                    EXHIBIT A
                              AMENDED AND RESTATED
               CERTIFICATE OF DESIGNATION, PREFERENCE AND RIGHTS
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                              SABRATEK CORPORATION

                                 ______________

     Sabratek Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"),
      DOES HEREBY CERTIFY:

     That, pursuant to authority conferred upon the Board of Directors of this Corporation (the "Board of Directors") by the Certificate of Incorporation, as amended, of this Corporation, and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code, the Board of Directors, by unanimous written consent of its members dated September 21, 1994, adopted a resolution providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the Corporation's Preferred Stock, par value one cent ($.01) per share, which resolution is as follows:

RESOLVED: That pursuant to the authority granted to and vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, as amended, of this Corporation, the Board of Directors hereby designates a series of Preferred Stock, par value $.01 per share, and hereby fixes the designation and number of shares, and the relative rights, preferences, and limitations thereof (in addition to any provisions set forth in the Certificate of Incorporation which are applicable to preferred stock of all classes and series) as follows:

     Series A Convertible Preferred Stock. The preferences, privileges and restrictions granted to or imposed on the Corporation's Series A Convertible Preferred Stock, par value $.01 per share, or the holders thereof, are as follows:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be Twelve Million Five Hundred Thousand (12,500,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

      Section 2. Voting Rights.

      (a) General. Except as may be otherwise required by law, the holders of Series A Preferred Stock shall vote together with all other classes and series of stock of the Corporation, and not as a separate class or series, on all actions to be taken by the stockholders of the Corporation and shall have such additional voting rights as provided in this Certificate of Designation or provided by law. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of common stock, par value $.01 per share ("Common Stock"), of the Corporation (including fractions of a share) into which each share of such Series A Preferred Stock is then convertible on the record date for the determination of the stockholders entitled to vote on such matters, or, if no such record date is established, in accordance with the Delaware General Corporation Law.


      (b) Written Consent. Except as otherwise required by law, in any case in which an affirmative vote of the holders of record of a proportion of the Series A Preferred Stock is required under this Certificate of Designation, the written consent (which may be in the form of a written consent action pursuant to the Delaware General Corporation Law or in another form evidencing such consent) of the holders of record of such proportion of the shares of Series A Preferred Stock shall be deemed equivalent to such a vote.

(c) Director Election Right. The holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately, shall be entitled to elect one
(1) director of the Corporation (the "Series A Director"). At any annual or special meeting of the Corporation (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or by written consent) of the holders of a majority of the outstanding shares of Series A Preferred Stock shall constitute a quorum for the election of the Series A Director.

Any director elected by the holders of the Series A Preferred Stock may be removed during his or her term of office, with or without cause, by and only by, the affirmative vote or written consent of the holders of a majority of the outstanding shares of the Series A Preferred Stock. A vacancy in the seat held by the Series A Director shall be filled by vote or written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock. The Corporation shall not fix the number of directors to exceed nine.

Section 3. Dividends.

(a) Computation of Cumulative Dividends. The holders of the outstanding shares of Series A Preferred Stock shall be entitled to receive, as, when and if declared by the Board of Directors out of any funds legally available therefor, cumulative dividends at the annual rate of $0.075 per share. Such dividends shall accrue from day to day on each share of Series A Preferred Stock from the date of original issuance of such share, whether or not earned or declared, and shall accrue until paid upon conversion of the Series A Preferred Stock pursuant to Section 5 hereof or upon liquidation, dissolution or winding up of the Corporation within the meaning of Section 4 hereof.

All numbers relating to the calculation of cumulative dividends shall be subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the terms of the Series A Preferred Stock.

Such dividends on the Series A Preferred Stock shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof has not been set aside, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set aside for the Common Stock.

(b) Restrictions on Distributions. Unless all accrued dividends on each share of the Series A Preferred Stock shall have been paid or declared and a sum sufficient for the payment thereof set aside, no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock (other than a dividend on Common Stock payable solely in the form of additional shares of Common Stock).

Section 4. Liquidation Rights.

(a) Treatment at Liquidation, Dissolution or Winding Up. The Series A Preferred Stock shall be preferred as to assets over the Common Stock of the Corporation. In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, the holders of Series A Preferred Stock shall be entitled to have set apart for them, or to be paid, out of the assets of the Corporation available for distribution to stockholders, and before any distribution or payment is made to any holders of any shares of Common Stock or any other class or series of capital stock of the Corporation, an amount equal to the greater of:

       (i) $1.50 per share of Series A Preferred Stock (which amount shall be subject to equitable adjustment in the event of a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Corporation with respect to the Series A Preferred Stock) plus all accrued and unpaid dividends thereon, whether or not earned or declared, up to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up; or

       (ii) Such amount per share of Series A Preferred Stock as would have been payable had each such share been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 5 hereof.

If, upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution among the holders of the Series A Preferred Stock shall be insufficient to permit payment to such holders of the full preferential amounts as provided for above, then such holders shall share ratably in any distribution of available assets according to the respective amounts which would otherwise be payable with respect to the shares of Series A Preferred Stock held by them upon such liquidating distribution if all amounts payable on or with respect to said shares were paid in full, based upon the aggregate liquidation value of the Series A Preferred Stock.

After such payment shall have been made in full to the holders of the Series A Preferred Stock, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series A Preferred Stock so as to be available for such payment, the remaining assets available for distribution shall be distributed ratably among the holders of the Common Stock.

The amounts to be paid or set aside for payment as provided above in this
Section 4 shall be proportionately increased or decreased in inverse relation to the change in the number of outstanding shares resulting from any consolidation or combination of capital stock, stock-split, stock dividend, subdivision of shares, recapitalization, reclassification, or similar event (a "Recapitalization Event").

 (b) Deemed Liquidation. For purposes of this Section 4 any of the following transactions shall be deemed to be a liquidation, dissolution or winding up:
 (1) a consolidation or merger of the Corporation with or into any other corporation or corporations, (2) a sale or other disposition of all or substantially all of the assets of the Corporation, and (3) the issuance and/or sale by the Corporation of shares of Common Stock (or securities convertible into shares of Common Stock) in a single or integrated transaction constituting a majority of the shares of Common Stock outstanding immediately following such issuance (treating all securities convertible into shares of Common Stock as having been fully converted and all options and other rights to acquire shares of Common Stock or securities convertible into shares of Common Stock as having been fully exercised); provided, however, that none of the foregoing transactions shall be deemed to be a liquidation, dissolution or winding up for purposes of this paragraph if an election to do so shall have been approved by an affirmative vote of holders of record of a majority of the shares of Series A Preferred Stock then outstanding.

 Section 5. Conversion Rights.

 (a) General. Subject to the terms and conditions set forth in this Section 5, each holder of record of any share of Series A Preferred Stock may, at any time (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable with respect to the Series A Preferred Stock), upon surrender to the Corporation of the certificate(s) therefor at the principal office of the Corporation or at such other place as the Corporation shall designate, convert all or any part of such holder's share(s) of Series A Preferred Stock. Upon any conversion pursuant to this
 Section 5(a), each share of Series A Preferred Stock to be converted shall be converted into the number of fully paid and nonassessable shares of Common Stock determined by dividing $1.50 by the then effective Conversion Price, as adjusted pursuant to subsection (b) of this Section 5, in effect as of the effective date of such conversion. The initial "Conversion Price" shall be $1.50.

 (b) Adjustments. The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted shall be subject to the following adjustments:

      (i) Upon Issuances of Common Stock or Common Stock Equivalents. If the Corporation shall issue or sell any shares of its Common Stock or Common Stock Equivalents (as hereinafter defined), except as set forth more particularly in Section 5(b)(iv), at a price per share which is less than the Conversion Price in effect immediately prior to such issuance or sale, then in each case the

                 Conversion Price shall be reduced, upon such issuance or sale, to a price determined by dividing (a) the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale (calculated on a fully diluted basis assuming the exercise or conversion of all then exercisable options, warrants, purchase rights or convertible securities); multiplied by the Conversion Price in effect immediately prior to such issuance or sale, plus (ii) the consideration received by the Corporation upon such issuance or sale, by (b) the number of shares of Common Stock outstanding immediately after such issuance or sale (calculated on a fully diluted basis assuming the exercise or conversion of all then exercisable options, warrants, purchase rights or convertible securities); and in the event of such an adjustment of the Conversion Price, the number of shares of Common Stock into which each share of such Series A Preferred Stock may be converted shall be increased to a number determined by multiplying the number of shares of Common Stock into which each share of Series A Preferred Stock was convertible immediately before the adjustment by a number derived by dividing (a) the Conversion Price in effect immediately before the foregoing adjustment by (b) the Conversion Price in effect immediately after the foregoing adjustment. Each such adjustment of the Conversion Price shall be calculated to the nearest cent, and as applicable, to the nearest hundredths place and nearest whole share.

                 As used herein, the term "Common Stock Equivalents" includes any securities convertible into or exchangeable for shares of Common Stock, or any warrants, options, subscriptions or purchase rights with respect to such Common Stock or convertible or exchangeable securities.

                 (ii) Upon Issuances of Warrants, Options, and Common Stock Equivalents. For the purposes of this Section 5(b), if the Corporation shall issue or sell any Common Stock Equivalents (except as set forth more particularly in Section 5(b)(iv)), the maximum total number of shares of Common Stock issuable upon exercise of such rights or the exchange and conversion of such Common Stock Equivalents shall thereupon be deemed to have been issued and to be outstanding, and the consideration received by the Corporation therefor shall be deemed to include the sum of the consideration received for the issue of such rights and the minimum additional consideration payable upon the exercise of such rights or the exchange and conversion of such Common Stock Equivalents. No further adjustment of the Conversion Price adjusted upon the issuance of such rights shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or the exchange and conversion of such Common Stock Equivalents. If the provisions of any rights described in this Section 5(b) with respect to the purchase price of shares of Common Stock or the number of shares purchasable shall change or expire or if the purchase price thereunder shall decrease or the number of shares purchasable thereunder increase, any adjustment previously made hereunder for such rights with respect to Series A Preferred

     Stock not yet converted shall be readjusted as of the date of issuance of such rights to such as would have obtained on the basis of the rights as modified by such change or expiration (except for the operation of any anti-dilutive provisions thereof).

     (iii) Consideration. In case the Corporation shall issue shares of its Common Stock or Common Stock Equivalents for a consideration wholly or partly other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair market value of such consideration as determined reasonably and in good faith by the Board of Directors of the Corporation.

     In case Common Stock shall be deemed to have been issued upon the issuance by the Corporation of any right to acquire such Common Stock in connection with the issue or sale of other securities or assets of the Corporation, together comprising one integrated transaction, such rights shall be deemed to have been issued for such portion of the consideration received as may be reasonably determined in good faith by the Board of Directors to be allocable thereto.

     Consideration received by the Corporation for issuance of its Common Stock shall be determined in all cases without deduction therefrom of any expenses, underwriting commissions or concessions incurred in connection therewith which are reasonable and customary with respect to that particular transaction.

     (iv) Exceptions to Anti-Dilution. Anything herein notwithstanding, no adjustments in the number of shares of Common Stock deliverable upon conversion of the Series A Preferred Stock as set forth in this Section 5 shall be made by reason of or in connection with the issuance of shares of Common Stock (including options to purchase such shares whether such options are issued before, at the same time as or after the authorization of the Series A Preferred Stock) pursuant to employee stock option agreements, employee stock option or stock purchase plans adopted by the Board of Directors of the Corporation for the issuance of shares of Common Stock to employees or consultants, up to a maximum of 2,960,0000 shares of Common Stock in the aggregate.

     (v) Changes in Common Stock. Capital Reorganization or Reclassification.
     If the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a lesser number of shares, or issue additional shares of Common Stock as a dividend or other distribution on its Common Stock, or reorganize or reclassify its shares of Common Stock into any other shares of the Corporation, the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted immediately prior thereto shall be adjusted so that the holder of the shares of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive for each share of Series A Preferred Stock the number of shares of Common Stock which such holder would have owned or been entitled to receive after the happening of any of the events described above if such holder's Series A Preferred Stock had been converted immediately prior to the happening of such event, such adjustment to become effective concurrently with effectiveness of such event.

     (vi) Merger, Consolidation or Sale of Assets. If there shall be a merger or consolidation of the Corporation with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Corporation or the acquisition by the Corporation of other businesses where the Corporation survives as a going concern), or the sale of all or substantially all of the Corporation's capital stock or assets to any other person to which the provisions of Section 4(b) do not apply, then as a part of such transaction, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from the merger, consolidation or sale, to which such holder would have been entitled if such holder had converted its shares of Series A Preferred Stock immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 to the end that the provisions of this Section 5 shall be applicable after that event in as nearly equivalent a manner as may be practicable.

(vii) Equitable Adjustments. If the Corporation takes any other action, or if any other event occurs which does not otherwise come within the scope of this Section, but which should result in an adjustment in the Conversion Price and/or the number of Common Shares into which each share of Series A Preferred Stock may be converted in order to fairly protect the conversion rights of the holders of Series A Preferred Stock, an appropriate adjustment shall be made by the Corporation.

(c) Automatic Conversion upon Public Offering. All outstanding shares of Series A Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of an underwritten public offering of the Common Stock of the Corporation on a firm commitment basis pursuant to an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, where the Corporation actually receives proceeds (before deduction of underwriting discounts and expenses of sale) of not less than $15,000,000 and the per share sales price of such securities is not less than the $4.00, as adjusted for Recapitalization Events (an "Automatic Conversion Event"). On or after the date of occurrence of an Automatic Conversion Event, and in any event within ten (10) days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of shares of Series A Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series A Preferred Stock are converted. On the date of the occurrence of an Automatic Conversion Event, each holder of record of shares of Series A Preferred Stock shall be deemed to be the holder of record of the shares of Common Stock issuable upon such conversion and no shares of Series A Preferred Stock shall be considered outstanding, without any further action by the holders of such shares and whether or not the certificates representing such shares of Series A Preferred Stock are surrendered to the Corporation or its transfer agent.

(d) Notice of Adjustments. Upon any adjustment of the Conversion Price or the number of shares into which Series A Preferred Stock may be converted, then in each such case the Corporation shall give written notice thereof within thirty
(30) days of the occurrence of the adjustment, addressed to each registered holder of Series A Preferred Stock at the address of such holder as shown on the records of the Corporation. Such notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number or shares issuable upon the conversion of Series A Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(e) Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series A Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. The certificate or certificates for shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. As promptly as practicable after the date when such written notice is received by the Corporation (the "Conversion Date"), the Corporation shall issue and shall deliver to the holder of the shares of Series A Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this Section 5, cash in the amount of all declared but unpaid dividends on such shares of Series A Preferred Stock, up to and including the Conversion Date, and cash, as provided in Section 5(f), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(f) Cash in Lieu of Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion of shares of Series A Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series A Preferred Stock, the Corporation shall pay to the holder of the shares of Series A Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date.

Section 6. Covenants.

(a) Restrictions and Limitations. The Corporation shall not, for so long as any shares of Series A Preferred Stock are outstanding, without the affirmative vote of the holders of record of a majority of the outstanding shares of Series A Preferred Stock, take any corporate action or otherwise amend its Certificate of Incorporation without the approval by vote or written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock if such corporate action or amendment would change any of the rights, preferences, privileges of or limitations provided for herein for the benefit of any shares of Series A Preferred Stock or materially adversely affect the rights of the holders of the Series A
Preferred Stock. Without limiting the generality of the foregoing, the Corporation will not amend its Certificate of Incorporation or take any other corporate action without the approval by the holders of at a majority of the then outstanding shares of Series A Preferred Stock if such amendment or corporate action would:

     (i) Declare or pay any dividends or make any other distributions on shares of Common Stock other than dividends payable solely in Common Stock;

     (ii) Repurchase any shares of capital stock (other than pursuant to employee stock purchase, option or benefit plans or stock repurchase agreements authorized by the Board of Directors of the Corporation);

     (iii) Sell, lease or otherwise dispose of all or substantially all of its assets, or voluntarily liquidate, dissolve or wind up, merge with or consolidate into any corporation, firm or entity, except for a merger or consolidation involving (1) only a change in the state of incorporation of the Corporation, (2) a merger of the Corporation with or into a wholly-owned subsidiary of the Corporation that is incorporated in the United States of America, or (3) an acquisition by merger, reorganization or consolidation of another corporation where the Corporation is the surviving entity and operates as a going concern;

     (iv) Amend, repeal or modify any provision of, or add any provision to, the Corporation's Certificate of Incorporation or By-Laws, if such amendment would in any way affect the rights of the Series A Preferred Stock;

     (v) Authorize or create any additional shares of Preferred Stock or shares of any class or series of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series A Preferred Stock, or authorize, create or issue (other than shares currently reserved for issuance upon the exercise of outstanding warrants or options) shares of any class or series or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of the Corporation having any such preference or priority;

     (vi) Reclassify the shares of Common Stock or any other shares of stock hereafter created junior to the Series A Preferred Stock as to dividends or assets into shares of Series A Preferred Stock or into shares having any preference or priority as to dividends or assets superior to or on a parity with that of the Series A Preferred Stock; or

     (vii) Adversely Opaffect the liquidation preferences, dividend rights, conversion rights or voting rights of the holders of the Series A Preferred Stock.

(b) Termination of Restrictions and Limitations upon Automatic Conversion Event. The provisions of Section 6(a) shall terminate upon the occurrence of an Automatic Conversion Event pursuant to Section 5(c) hereof.

(c) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon the conversion of all the then outstanding shares of Series A Preferred Stock and shall take all such action and obtain all such permits or orders as may be necessary to enable the Corporation lawfully to issue such Common Stock upon the conversion of Series A Preferred Stock.

(d) No Dilution or Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of capital stock or assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock set forth herein, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Series A Preferred Stock above the amount payable therefor on such conversion, and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series A Preferred Stock from time to time outstanding.

(e)     Notices of Record Date. In the event of

        (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

        (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

        (iii) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event the Corporation shall deliver or cause to be delivered to each holder of Series A Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be delivered by facsimile transmission, hand delivery or overnight courier service to the holders of the Series A Preferred Stock at the address given to the Corporation, for notice purposes, at least ten (10) days prior to the date specified in such notice on which such action is to be taken, except in the case of an involuntary dissolution, which notice shall be provided within three
(3) days following the date upon which the Corporation receives notice of such event,

(f) No Reissuance of Series A Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation shall from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series A Preferred Stock.

(g) Certain Taxes. The corporation shall pay any issue or transfer taxes payable in connection with the conversion of the Series A Preferred Stock, provided, however, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Series A Preferred Stock.



(h)     Closing of Books.   The Corporation shall at no time close its transfer
books against the transfer of any Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Stock in any manner which interferes with the timely conversion or transfer of the Series A Preferred Stock or Common Stock.

Section 7. Additional Capital Requirements

(a) Prior to an Automatic Conversion Event, the holder of each share of Series A Preferred Stock shall have the right to subscribe to any additional equity securities or securities convertible into equity securities (the "Securities") of the Corporation pro rata to their ownership of Series A Preferred Stock. No Securities shall be offered by the Corporation to any person or entity other than the holders of Series A Preferred Stock unless the Corporation shall have first complied with the applicable provisions of this
Section 7.

(b) The Board of Directors shall determine in good faith the amount of the required capital and the type and purchase price of each Security. Upon such determination, the Corporation will provide written notice of such capital requirement (a "Capital Requirement Notice") to each holder of shares of Series A Preferred Stock, which Capital Requirement Notice shall specify (i) the amount of such required equity capital, (ii) the type and number of Securities proposed to be issued by the Corporation, (iii) the purchase price per Security,
(iv) the date such capital is required and (v) the use to which such capital is intended to be put.

(c) Each holder of Series A Preferred Stock may, at its option, during the ten (10) day period commencing on the date of the Capital Requirement Notice, give written notice to the Corporation of its election to purchase (and if such notice is given such holder shall purchase the amount of Securities being offered equal to the product of (i) the total amount of Securities being offered by the Corporation, multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock then owned by such holder and the denominator of which is the total number of shares of Common Stock outstanding (calculated on a fully diluted basis assuming the exercise or conversion of all then exercisable options, warrants, purchase rights or convertible securities). In the event the Corporation is offering Securities as a unit, each holder of Series A Preferred Stock electing to purchase any Securities must purchase the unit so offered,

(d) The closing the purchase and sale of Securities to the holders of Series A Stock pursuant to this Section 7 shall take place on a date specified by the Corporation, which date shall be not less than ten (10) nor more than thirty
(30) days
after the expiration of the ten (10) day period following the giving of the Capital Requirement Notice. The Corporation shall be free to offer and sell to other persons and entities sufficient Securities to satisfy such requirement, provided, however that such sale is consummated within one hundred eighty
(180) days after the giving of the Capital Requirement Notice.

                              State of Delaware

                      Office of the Secretary of State
                      --------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF
AMENDMENT OF "SABRATEK CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF APRIL, A.D. 1996, AT 9 O'CLOCK A.M.




                            [DELAWARE SECRETARY'S
                                 OFFICE SEAL]

                                            Edward J. Freel
                                            -----------------------------------
                                            Edward J. Freel, Secretary of State

                                            AUTHENTICATION:  7946367
                                                      DATE:  05-15-96

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             SABRATEK CORPORATION


     SABRATEK CORPORATION, a corporation duly organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

     FIRST: The name of the corporation is SABRATEK CORPORATION (the "Corporation"); and the Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 4, 1991; a Restated Certificate of Incorporation was filed on May 10, 1995; a Certificate of Ownership and Merger was filed on December 4, 1991; a Certificate of Designation of Nonvoting Common Stock was filed on December 23, 1992; a Certificate of Designation, Preference and Rights of Series A Convertible Preferred Stock (the "Certificate of Designation") was filed on September 21, 1994; and Stock Amendment was filed on September 19, 1994.

     SECOND: That the Board of Directors of the Corporation duly adopted on April 17, 1996 the following resolutions setting forth proposed amendments to the Certificate of Incorporation of the Corporation declaring said amendments to be advisable and recommending their adoption by the stockholders of said Corporation. The stockholder holding a majority of the outstanding stock of each class entitled to vote approved said amendment by a written consent and the notice relating to the approval of said amendments by a majority of the stockholders was sent to all of the stockholders of the Corporation on April 25, 1996. The resolutions setting forth the proposed amendment are as follows:

         BE IT RESOLVED, Article IV of the Corporation's Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

                                   ARTICLE IV

         4.1. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 37,500,000 shares.

         4.2. All shares when issued shall be fully paid and nonassessable. The private property of stockholders shall not be liable for corporate debts.

         4.3. Of the authorized shares, 25,000,000 shares shall be shares of common stock with a par value of $.01 per share (the "Common Stock").

         4.4. Of the authorized shares, 12,500,000 shares shall be shares of preferred stock, with a par value of $.01 per share (the "Preferred Shares"). The designations of the Preferred Shares and the powers, preferences, qualifications, limitations or restrictions, and relative rights thereof shall be as follows:

         The Board of Directors is expressly authorized at any time and from time to time to provide for the issuance of the Preferred Shares in one or more series, with such voting powers and with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, including (but without limiting the generality of the foregoing) the following:

                 (a)      the designation of such series;

                 (b) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of any class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

                 (c) whether the shares of such series may be redeemed by the Corporation, and, if so, the terms, prices and other terms and conditions of such redemption;

                 (d) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

                (e) whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                (f) the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Shares ranking on a parity with or prior to such shares as to dividends or upon dissolution; and

                (g) the rights of holders of the shares of such series upon the liquidation or the distribution of assets of the Corporation, which rights may be different in the case of a voluntary liquidation than in the case of an involuntary liquidation.

        4.5. Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Shares, the holders of any such series shall have no voting power whatsoever.

        4.6. Each share of Common Stock shall be entitled to one vote, either in person or by proxy, at all stockholder meetings.

        4.7. Cumulative voting shall not be allowed in the election of directors.

        4.8. All outstanding shares of Common Stock shall share equally in dividends and upon liquidation, subject to the rights of any Preferred Shares. Dividends are payable at the discretion of the Board of Directors at such times and in such amounts as it deems advisable, subject to the rights of any Preferred Shares and the provisions of the Delaware General Corporation Law.

        4.9. The Board of Directors may cause any stock issued by the Corporation to be issued subject to such lawful restrictions, qualifications, limitations, or special rights as it deems appropriate, which restrictions, qualifications, limitations or special rights may be created by provisions in the bylaws of the corporation or in the minutes of any properly convened meeting of the Board of Directors. Notice of such special restrictions, qualifications, limitations or special rights, however, must appear on the certificate evidencing ownership of such stock.

        4.10. The 25,000,000 shares of Common Stock of the Corporation with par value of $.01 and the 12,500,000 shares of Series A Preferred Stock of the

                Corporation with par value of $.01 which have heretofore been authorized, including any such shares which are issued and outstanding immediately prior to the time this amendment becomes effective, shall be and are by means hereof automatically reclassified and changed (without any further act) into 7,878,979 shares of Common Stock, par value $.01 per share, and 3,939,489 shares of Series A Preferred Stock, par value $.01 per share, of the Corporation, without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued. As provided under Section 155(2) of the Delaware General Corporation Law, the fractional share interests that occur as a result of the foregoing reclassification and change shall be purchased by the Corporation and the payment shall be allocated and distributed among the holders of such fractional interest in shares as their interest dictates;

                        Notwithstanding the foregoing, immediately following the
                effectiveness of the foregoing reclassification and change, the Corporation's authorized capital shall be increased such that the Corporation's authorized capital shall consist of 25,000,000 shares of Common Stock, $.01 par value per share, and 12,500,000 Preferred Shares, of which 3,939,489 have been previously designated as Series A Preferred Stock.

                THIRD: That said amendments have been duly adopted in accordance with Section 242 of the Delaware General Corporation Law by means of a written consent of the stockholders holding a majority of the outstanding stock of each class entitled to vote thereon.

                IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by K. Shan Padda, its Chairman and Chief Executive Officer, and attested to by Scott Skooglund, its Assistant Secretary, this 25th day of April, 1996.

                                      SABRATEK CORPORATION


                                      By:  /s/ K. Shan Padda
                                        --------------------------------
                                           K. Shan Padda, Chairman and Chief
                                                   Executive Officer


        ATTEST:

        /s/ Scott Skooglund
        ------------------------------------
        Scott Skooglund, Assistant Secretary

                               STATE OF DELAWARE
                                                               PAGE 1
                        OFFICE OF THE SECRETARY OF STATE
                         ______________________________


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "SABRATEK CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF APRIL, A.D. 1996, AT 9:01 O'CLOCK A.M.










                          [SEAL]       /s/ Edward J. Freel
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

2280692      8100                     AUTHENTICATION:  7946366
960140287                                       DATE:  05-15-96

                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:01 AM 04/25/1996
                                                         960119827 - 2280692

                            CERTIFICATE OF AMENDMENT
                                       OF
                           CERTIFICATE OF DESIGNATION
                                       OF
                              SABRATEK CORPORATION
                           __________________________


        SABRATEK CORPORATION, a corporation duly organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

        FIRST: The name of the corporation is SABRATEK CORPORATION (the "Corporation"); and the Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 4, 1991; a Restated Certificate of Incorporation was filed on May 10, 1995; a Certificate of Ownership and Merger was filed on December 4, 1991; a Certificate of Designation of Nonvoting Common Stock was filed on December 23, 1992; a Certificate of Designation, Preference and Rights of Series A Convertible Preferred Stock (the "Certificate of Designation") was filed on September 21, 1994; and Stock Amendment was filed on September 19, 1994.

        SECOND: That the Board of Directors of the Corporation duly adopted on April 17, 1996 the following resolutions setting forth proposed amendments to the Certificate of Designation of the Corporation declaring said amendments to be advisable and recommending their adoption by the stockholders of said Corporation. The Stockholders holding a majority of the outstanding stock of each class entitled to vote approved said amendments by a written consent and the notice relating to such approval of the amendments by a majority of the stockholders was sent to all of the stockholders of the Corporation on April 25, 1996. The resolutions setting forth the proposed amendment are as follows:

        RESOLVED, that the following proposal to amend the Certificate of Designation be submitted to the stockholders of the Corporation for their approval by written consent:

                1. Subsection 5(c) of the Certificate of Designation with respect the automatic conversion feature upon public offering is amended by deleting a portion of the first sentence which reads "and the per share sale price of such securities is not less than $4.00 as adjusted for Recapitalization Events."

                2. Subsections 6(iv) and 6(vii) with respect to adversely affecting the rights of the holders of Series A Preferred Stock are hereby deleted in their entirety.

                3. Section 7 of the Certificate of Designation with respect to additional capital requirements is hereby deleted in its entirety.

                4. Section 3 of the Certificate of Designation with respect to dividends is hereby amended by adding the following sentence to the end of the first paragraph of Subsection (a) thereof: "Notwithstanding any provision of this document to the contrary, no holder of shares of Series A Preferred Stock shall be entitled to any dividends if the shares of Series A Preferred Stock are converted into shares of Common Stock pursuant to Section 5(c) hereof."

                5. Section 2(c) of the Certificate of Designation with respect to director election rights is hereby deleted in its entirety.

        THIRD:  That said amendments have been duly adopted in accordance with
Section 242 of the Delaware General Corporation Law by means of a written consent of the stockholders holding a majority of issued and outstanding stock of each class entitled to vote thereon.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by K. Shan Padda, its Chairman and Chief Executive Officer, and attested to by Scott Skooglund, its Assistant Secretary, this 25th day of April, 1996.

                                        SABRATEK CORPORATION


                                        By: /s/ K. Shan Padda
                                           ---------------------------------
                                           K. Shan Padda, Chairman and Chief
                                           Executive Officer

ATTEST:

/s/ Scott Skooglund
- ------------------------------------
Scott Skooglund, Assistant Secretary






                                      -3-